THE SELECT SECTOR SPDR® TRUST
The Consumer Discretionary Select Sector SPDR Fund
Supplement dated March 17, 2023 to the Prospectus and Summary Prospectus, each dated January 31,
2023, as may be supplemented from time to time
Effective after the close of business on March 17, 2023, the third paragraph in “The Fund’s Principal Investment Strategy” section beginning on page 10 of the Prospectus and beginning on page 1 of the Summary Prospectus is deleted and replaced with the paragraph below. These updates are in connection with changes to the Global Industry Classification Standard (GICS) structure, also effective after the close of business on March 17, 2023.
The Index includes companies that have been identified as Consumer Discretionary companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: specialty retail; broadline retail; hotels, restaurants and leisure; textiles, apparel and luxury goods; household durables; automobiles; automobile components; distributors; leisure products; and diversified consumer services. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of March 20, 2023, the Index is composed of 53 stocks.
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